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[LOGO] LEGG                                                         Exhibit 99.2
      MASON



                                 ACQUISITION OF
                        PRIVATE CAPITAL MANAGEMENT, L.P.
                          Strategic Wealth Management
                              Analyst Presentation

                                                                         PRIVATE
                                                                         CAPITAL
                                                                      Management
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Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not statements of facts or guarantees of future performance, and are subject to risks, uncertainties and other factors that may cause actual results to differ materially from those discussed in the statements. For a discussion of these risks and uncertainties, please see "Factors Affecting the Company and the Securities Industry" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2000 and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in the Company's quarterly reports on Form 10-Q.


Legg Mason's Strategic Priorities

"A global financial services company with one product:  Advice."

 .  Be among the top 25 asset managers in the U.S. and top 50 in the world
 . Consider high quality acquisitions particularly in wealth management arena . Follow the "401(k) trail" globally
 .  Expand domestic and global distribution capabilities
 .  Leverage outstanding investment performance
 .  Diversify asset classes and client mix
 .  Stay within our strategy

Strategic Rationale

"Significant Advancement of Legg Mason's Wealth Management Strategy"

 .  Accelerates growth in wealth management marketplace
 .  Provides substantial presence in important geographic wealth management market:  Florida and the Southeast
 .  Materially increases assets under management, revenues, and earnings contribution of wealth management business segment
 .  Adds superior performance record in small-to-mid-capitalization equity discipline to wealth management advisory offerings
 .  Management is talented, young, experienced, and committed
 .  Management is highly compatible culturally with Legg Mason
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Accelerates Legg Mason's Advance in Wealth Management


Wealth Manager Assets Under Management/(a)/
Fiscal Year March 31,

[Insert Bar Chart Here]

Vertical axis - Billion, increments of $5
Horizontal axis - Years, 2001 and Proforma 2001/(b)/

  2001                   - $10.7
  Proforma 2001/(b)/     - $17.7



_______________________________________________________________________________

Wealth Manager Revenues/(a)/
Fiscal Year March 31,

[Insert Bar Chart Here]

Vertical axis - Million, increments of $25
Horizontal axis - Years, 2001 and Proforma 2001/(c)/

  2001                   - $34.3
  Proforma 2001/(c)/     - $109.3

_______________________________________________________________________________

/(a)/ Wealth Management data reflects revenues and assets under management and/or supervision at Barrett Associates, Inc., Berkshire Asset Management; Bingham Legg Advisors, LLC; Gray Seifert & Co.; and Legg Mason Trust, fsb.
/(b)/ LM and PCM assets at March 31, 2001.
/(c)/ LM and PCM revenues for twelve months ended March 31, 2001.
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Increases Wealth Management Contribution to Asset
Management

Investment Advisory Revenues/(a)/

[Insert 2 pie charts]

1.  FY 2001 Actual
       Mutual Funds      49%
       Institutional     46%
       Wealth Managers    5%

 .   Proforma
       Mutual Funds      44%
       Institutional     41%
       Wealth Managers   15%
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Assets Under Management Mix/(a)/

[Insert 2 pie charts]

1.  FY 2001 Actual
       Mutual Funds      16%
       Institutional     77%
       Wealth Managers    7%

 .   Proforma
       Mutual Funds      15%
       Institutional     73%
       Wealth Managers   12%

/(a)/ Wealth Management data reflects revenues and assets under management and/or supervision at Barrett Associates, Inc., Berkshire Asset Management; Bingham Legg Advisors, LLC; Gray Seifert & Co.; and Legg Mason Trust, fsb.

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Overview of Private Capital Management

 .  Naples, FL based privately owned wealth manager founded in 1985
 .  $8.2 billion in assets under management at May 21, 2001
 .  Small to mid-cap value equity discipline
 .  Superior investment performance over all relevant measurement periods
 .  Sustained growth in assets and revenues
 .  Highly profitable
 .  Separate account management and advisor to four alternative asset limited partnerships
 .  Young, talented, experienced and committed management team
 .  Strategic geographic footprint
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Revenue and Asset Growth

A bar chart and line graph appear here, depicting growth in assets under management and revenues:

                                              Assets Under        Total
                                               Management       Revenues
                                            ($ in billions)  ($ in millions)
                                     1996        $1.3             $16.7
                                     1997        $2.2             $29.0
                                     1998        $2.5             $30.9
                                     1999        $5.0             $65.0
                                     2000        $6.6             $75.0
Estimated 12 Months Ending 5/31/2001             $8.2             $80.7

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Separate Accounts


Compound Investment Performance/(a)/

A bar chart appears here depicting investment performance of PCM versus the S&P and the Russell 2000:

                      PCM Gross         S&P 500        Russell 2000
  YTD 4/30/2001          5.1%            -5.0%             0.4%
  1 Year                21.9%            -9.2%            -4.2%
  3 Years               34.0%            12.2%             3.4%
  5 Years               31.7%            18.3%             8.9%
  10 Years              28.3%            17.4%            13.4%

/(a)/ Annual compound investment performance is for respective periods ended December 31, 2000.

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Transaction Overview

Entities Acquired:
-----------------
Legg Mason, Inc. will acquire 100% of the equity interests in Private Capital Management, L.P.

Closing Payment:
---------------
$682 million in cash


Earnout Component:
-----------------
The transaction provides for two potential cash earnout payments, to be made after the third and fifth anniversaries of the closing, as follows:

 .  Year 3 Earnout: excess, if any, of 10 times Year 3 EBITDA over closing payment
 . Year 5 Earnout: excess, if any, of 9 times Year 5 EBITDA over sum of closing payment plus first earnout payment, subject to recapture from escrow account through year 8

Earnout Limitations:
-------------------
 .  Incentive/Performance fees are limited to 20% of revenues
 .  Year 3 earnout capped at $400 million
 .  Aggregate transaction value capped at $1.382 billion

Escrow Account:
--------------
Should the earnout formula produce a year 5 payment, the first $300 million of such payment will be placed in a three-year escrow account
 .  Escrow principal will be released/recaptured 25% after year 6, 25% after year
   7, and 50% after year 8 based on ongoing performance of PCM.





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